The Al Frank Fund
                        A series of Advisors Series Trust


                                                                 August 19, 2003
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                          Supplement to the Prospectus
                     and Statement of Additional Information
                            each dated April 30, 2003


     The Al Frank Fund charges a 2.00% redemption fee on the redemption of Fund shares held for less than 60 days. This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term "market timers" that engage in the frequent purchase and sale of Fund shares.

     However, in some instances the Fund may waive this redemption fee for certain shareholders. For example, certain omnibus record holders may already impose redemption-related charges on their underlying shareholders. In these instances, the Fund's investment advisor believes that the imposition of an additional Fund charge may act as a deterrent against the purchase of Fund shares. The Fund's investment advisor believes that participation in the Fund by these shareholders without the imposition of the short-term redemption fee may benefit the Fund by opening up the Fund to a wider shareholder base. In addition, increased assets for the Fund will generally have the effect of lowering overall Fund expenses and creating other economies of scale.

     For these reasons, as of the date of this supplement, the Fund will reserve the right to waive its redemption fee for certain omnibus accounts for which the dealer, broker or financial institution imposes their own redemption-related fees on the sale of Fund shares.








    Please retain this Supplement with your Prospectus for future reference.